SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 25, 2001



                          SIGNAL APPAREL COMPANY, INC.
             (Exact name of Registrant as specified in its charter)




     Indiana                         1-2782                      62-0641635
 (State or other                  (Commission                (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)



34 Englehard Avenue, Avenel, New Jersey                           07001
(Address of principal executive offices)                        (zip code)


Registrant's telephone number, including area code (732) 382-2882

Item 5. Other Events

     On April 25, 2001, the Company filed its Operating Statement for the Period from January 1, 2001 to January 31, 2001 with the United States Bankruptcy Court for the Southern District of New York (the "Court"), where the Company's Chapter 11 bankruptcy is proceeding as Case No. 00 B 14462. This Statement is filed as
Exhibit 99.1 to this Report.


Item 7. Exhibits

Exhibit 99.1 Signal Apparel Company, Inc. and Soccer Holdings, Inc. (Debtor) Operating Statement for the Period from January 1, 2001 to January 31, 2001.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 4, 2001                      SIGNAL APPAREL COMPANY, INC.

                                        By:  /s/ Robert J. Powell
                                             -------------------------------
                                             Robert J. Powell
                                             Vice President,
                                             General Counsel & Secretary